Intangible Assets, Net	12 Months Ended
Dec. 31, 2015
Intangible Assets, Net
Intangible Assets, Net

9. Intangible Assets, Net

	As of December 31, 2014				As of December 31, 2015
	Cost	Accumulated amortization	Impairment (note)	Net amount	Cost	Accumulated amortization	Impairment (note)	Net amount
	RMB							RMB
Domain names	14,429	(5,371)	—	9,058	14,983	(11,869)	—	3,114
Customer Relationships	300,249	(54,399)	—	245,850	295,610	(116,954)	—	178,656
Trademarks	896,224	(162,453)	—	733,771	893,390	(360,167)	—	533,223
Non-compete agreement	71,228	(20,958)	—	50,270	70,127	(43,830)	—	26,297
Others	25,364	(8,457)	(16,907)	—	28,448	(8,462)	(16,907)	3,079

Total	1,307,494	(251,638)	(16,907)	1,038,949	1,302,558	(541,282)	(16,907)	744,369

Note:

The Group evaluates the fair value of the intangible assets with determinable useful lives upon events or changes in circumstances indicate that these assets' carrying amounts may not be recoverable, and assessed the recoverability by comparing the carrying amount of the intangible assets with their estimated fair value. The fair value was derived from the future undiscounted cash flows expected to result from the use of the assets and their eventual disposition. It was assessed that the fair value was less than the carrying amount of the intangible assets, so the Company recognized the impairment during fiscal year 2014.

        Amortization expenses for intangible assets were RMB1,389, RMB 250,221 and RMB 289,644 for the years ended December 31, 2013, 2014 and 2015, respectively. The Group expects to record amortization expenses of RMB310,680, RMB307,567 and RMB126,122 for the years ending December 31, 2016, 2017 and 2018, respectively.